Exhibit 99.1

Execution Version
SECURITYHOLDER TENDER AND SUPPORT AGREEMENT

This Securityholder Tender and Support Agreement dated as of February 22, 2011 (this “Agreement”) is among each of the individuals or entities listed on a signature page hereto (each, a “Securityholder”), FL HOLDING CV, an entity organized under the laws of the Netherlands (“Parent”) and, MAGNOLIA ACQUISITION CORP., a Delaware corporation and a wholly-owned subsidiary of Parent (“Purchaser”) .  Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement and Plan of Merger dated as of the date of this Agreement (the “Merger Agreement”) among Parent, Purchaser and CLINICAL DATA, INC., a Delaware corporation (the “Company”).

WHEREAS, each Securityholder beneficially owns (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) shares of common stock, $0.01 par value, of the Company (“Shares”), and, as applicable, the Company Notes, the 2005 Warrants, 2006 Warrants, 2008 Warrants, 2009 Warrants (the “In-the-Money Warrants”), deferred stock units and/or options to purchase Shares (“Company Options”);

WHEREAS, concurrently with the execution and delivery of this Agreement, Parent, Purchaser and the Company are entering into the Merger Agreement, which provides for, among other things, the making of a tender offer by Purchaser for all of the outstanding Shares, the Company Notes and the In-the-Money Warrants, and the merger of Purchaser with and into the Company, upon the terms and subject to the conditions set forth therein; and

WHEREAS, as a condition to Parent’s willingness to enter into the Merger Agreement, Parent has required that each Securityholder enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants, representations, warranties and agreements set forth herein, and intending to be legally bound, the parties hereby agree as follows:

SECTION 1 .  Agreement to Tender.  Each Securityholder hereby agrees to validly tender or cause to be tendered in the Offer (i) any and all Shares currently beneficially owned by such Securityholder (excluding for purposes of this Section 1 any Shares that are the subject of unexercised In-the-Money Warrants or Company Options or unconverted Company Notes or deferred stock units, as applicable), (ii) any additional Shares with respect to which such Securityholder becomes the beneficial owner (including, without limitation, whether by purchase, by the exercise of In-the-Money Warrants or Company Options or conversion of Company Notes or otherwise) after the date of this Agreement (collectively, but excluding any shares that are disposed of in compliance with Section 9, the “Subject Shares”), (iii) any and all Company Notes beneficially owned by such Securityholder (excluding for purposes of this Section 1 any Company Notes that are converted into Shares after the date of this Agreement) (the “Subject Notes”) and (iv) any and all In-the-Money Warrants beneficially owned by such Securityholder (excluding for purposes of this Section 1 any In-the-Money Warrants that are exercised for Shares after the date of this Agreement) (the “Subject Warrants” and, together with the Subject Shares and Subject Notes, the “Subject Securities”), in each case pursuant to and in accordance with the terms of the Offer no later than seven (7)

Business Days after the receipt by such Securityholder of all documents or instruments required to be delivered pursuant to the terms of the Offer, including but not limited to the letter of transmittal in the case of certificated Subject Securities.  In furtherance of the foregoing, at the time of such tender, each Securityholder shall (i) deliver to the depositary designated in the Offer (the “Depositary”) (A) a letter of transmittal with respect to its Subject Securities complying with the terms of the Offer, (B) a certificate or certificates representing such Subject Securities or an “agent’s message” (or such other evidence, if any, of transfer as the Depositary may reasonably request) in the case of a book-entry transfer of any Subject Securities and (C) all other documents or instruments, to the extent applicable, required to be delivered by other stockholders of the Company pursuant to the terms of the Offer, and/or (ii) instruct its broker or such other Person that is the holder of record of any Subject Securities to tender such Subject Securities pursuant to and in accordance with the terms of the Offer.  Each Securityholder agrees that once its Subject Securities are tendered, such Securityholder will not withdraw or cause to be withdrawn any of such Subject Securities from the Offer, unless and until this Agreement shall have been terminated in accordance with Section 14(d).  If the Offer is terminated by Parent or Purchaser, or this Agreement is terminated in accordance with its terms, Parent and Purchaser shall cause the depository acting on behalf of Parent and Purchaser to return all tendered Securities to the Securityholders promptly.

SECTION 2 . Documentation and Information.  Each Securityholder (i) consents to and authorizes the publication and disclosure by Parent of such Securityholder’s identity and holding of Subject Securities, the nature of such Securityholder’s commitments, arrangements and understandings under this Agreement (including, for the avoidance of doubt, the disclosure of this Agreement) and any other information, in each case, that Parent reasonably determines is required to be disclosed by Applicable Law in any press release, the Offer Documents, any Company proxy statement (if approval of the Company’s stockholders is required under Delaware law), including all schedules and documents filed with the SEC, or any other disclosure document in connection with the Offer, the Merger and any transactions contemplated by the Merger Agreement and (ii) agrees promptly to give to Parent any information it may reasonably require for the preparation of any such disclosure documents.  Each Securityholder agrees to promptly notify Parent of any required corrections with respect to any information supplied by such Securityholder specifically for use in any such disclosure document, if and to the extent that any such information shall have become false or misleading in any material respect.

SECTION 3 . Voting Agreement.  Each Securityholder agrees that if such Securityholder’s Subject Securities have not been previously accepted for payment pursuant to the Offer, such Securityholder hereby agrees that at any meeting (whether annual or special and whether or not an adjourned or postponed meeting) of the holders of Shares, however called (each, a “Company Securityholders Meeting”), or in connection with any written consent of the holders of Shares, such Securityholder shall, unless Parent votes the Shares directly pursuant to the proxy granted by Section 4 below, vote (or cause to be voted) or deliver a written consent (or cause a written consent to be delivered) with respect to all such Securityholder’s Subject Securities, in each case, to the fullest extent that such Subject Securities are entitled to be voted at the time of any vote or action by written consent:

(a) in favor of 1) the adoption of the Merger Agreement and 2) without limitation of the preceding clause (i), the approval of any proposal to adjourn or postpone the Company Securityholders Meeting to a later date if there are not sufficient votes for adoption of the Merger Agreement on the date on which the Company Securityholders Meeting is held; and

(b) against any action or agreement that would reasonably be expected to materially impede, hinder, interfere with, prevent, delay or adversely affect the consummation of the transactions contemplated by the Merger Agreement, including, but not limited to, any agreement or arrangement related to an Acquisition Proposal.

Subject to the proxy granted under Section 4 below, each Securityholder shall retain at all times the right to vote the Subject Securities in such Securityholder’s sole discretion and without any other limitation on those matters other than those set forth in Sections 3(a) and 3(b) that are at any time or from time to time presented for consideration to the Company’s stockholders generally.

SECTION 4 .  Irrevocable Proxy.  Each Securityholder hereby irrevocably appoints Parent as attorney-in-fact and proxy for and on behalf of such Securityholder, for and in the name, place and stead of such Securityholder, to:

(a) attend any and all Company Securityholder Meetings;

(b) vote, express consent or dissent or issue instructions to the record holder to vote such Securityholder’s Subject Securities in accordance with the provisions of Section 3 at any such meeting; and

(c) grant or withhold, or issue instructions to the record holder to grant or withhold, in accordance with the provisions of Section 3, all written consents with respect to the Subject Securities.

The foregoing proxy shall be deemed to be a proxy coupled with an interest, is irrevocable (and as such shall survive and not be affected by the death, incapacity, mental illness or insanity of such Securityholder) until the end of the Agreement Period (as defined below) and shall not be terminated by operation of any Legal Requirement or upon the occurrence of any other event other than the termination of this Agreement pursuant toSection 14(d).  Each Securityholder authorizes such attorney and proxy to substitute any other Person to act hereunder, to revoke any substitution and to file this proxy and any substitution or revocation with the Secretary of the Company.  Each Securityholder hereby affirms that the irrevocable proxy set forth in this Section 4 is given in connection with and granted in consideration of and as an inducement to Parent entering into the Merger Agreement and that such irrevocable proxy is given to secure the obligations of the Securityholder under Section 3hereof.  Parent covenants and agrees with each Securityholder that Parent will exercise the foregoing proxy consistent with the provisions of Section 3 hereof.

SECTION 5 . Representations and Warranties of Each Securityholder.  Each Securityholder, severally but not jointly as to any other Securityholder, represents and warrants to Parent as follows (it being understood that, except where expressly stated to be given or made as of the date hereof only, the representations and warranties contained in this Section 5 shall be made as of the date hereof, as of the Acceptance Time and, if such Securityholder’s Subject Securities have not been previously accepted for payment pursuant to the Offer, as of the date of each Company Securityholders Meeting):

(a) Organization.  If such Securityholder is not an individual, it is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization.

(b) Authorization.  If such Securityholder is not an individual, it has full corporate, limited liability company, partnership or trust power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  If such Securityholder is an individual, such Securityholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform such Securityholder’s obligations hereunder.  If such Securityholder is not an individual, the execution, delivery and performance by such Securityholder of this Agreement and the consummation by such Securityholder of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Securityholder.  This Agreement has been duly executed and delivered by such Securityholder and constitutes a valid and legally binding obligation of such Securityholder (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(c) No Violation.

(i) The execution and delivery of this Agreement by such Securityholder does not, and the performance by such Securityholder of such Securityholder’s obligations hereunder will not, 3) if such Securityholder is not an individual, contravene, conflict with, or result in any violation or breach of any provision of its articles of incorporation, bylaws or similar organizational documents, 4) assuming compliance with the matters referred to in Section 5(c)(ii), contravene, conflict with, or result in a violation or breach of any provision of Applicable Law or any judgment, injunction, order or decree of any Governmental Authority with competent jurisdiction or 5) constitute a default, or an event that, with or without notice or lapse of time or both, could become a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which such Securityholder is entitled under any provision of any agreement or other instrument binding upon such Securityholder, except, in the case of clauses (B) and (C), for such matters as would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Securityholder’s ability to perform its obligations under this Agreement.

(ii) No consent, approval, order, authorization or permit of, or registration, declaration or filing with or notification to, any Governmental Authority or any other Person is required by or with respect to such Securityholder in connection with the execution and delivery of this Agreement by such Securityholder or the performance by such Securityholder of such Securityholder’s obligations hereunder, except for the filing with the SEC of any Schedules 13D or 13G or amendments to Schedules 13D or 13G and filings under Section 16 of the 1934 Act as may be required in connection with this Agreement and the transactions contemplated hereby, compliance with and filings that may be required under the Hart-Scott-Rodino Act or other competition laws and except for any actions or filings the absence of which would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on such Securityholder’s ability to perform its obligations under this Agreement.

(iii) If the Securityholder is married and the Subject Securities of the Securityholder constitute community property or otherwise need spousal or other approval to be legal, valid and binding, this Agreement has been duly authorized, executed and delivered by, and constitutes a valid and binding agreement of, the Securityholder’s spouse, enforceable against such spouse in accordance with its terms.

(iv) No trust of which the Securityholder is a trustee requires the consent of any beneficiary to the execution and delivery of this Agreement or to the consummation of the transactions contemplated hereby.

(d) Ownership of Subject Securities.  As of the date hereof, such Securityholder is, and (except with respect to any Subject Securities Transferred in accordance with Section 9 hereof or accepted for payment pursuant to the Offer) at all times during the Agreement Period will be, the beneficial owner of such Securityholder’s Subject Securities with no restrictions on such Securityholder’s rights of disposition pertaining thereto, except for any applicable restrictions on Transfer under the 1933 Act.  Except to the extent of any Subject Securities acquired after the date hereof (which shall become Subject Securities upon that acquisition), the number of Shares, Company Notes and In-the-Money Warrants set forth on the signature page hereto executed and delivered by each Securityholder are the only Shares, Company Notes and In-the-Money Warrants beneficially owned by such Securityholder on the date of this Agreement.  Other than the Subject Securities and any Shares that are the subject of unexercised In-the-Money Warrants or Company Options or unconverted Company Notes or deferred stock units held by such Securityholder (the number of which is set forth on the signature page hereto executed and delivered by such Securityholder), such Securityholder does not own any Shares, Company Notes, In-the-Money Warrants or any other options to purchase or rights to subscribe for or otherwise acquire any securities of the Company and has no interest in or voting rights with respect to any securities of the Company.

(e) Proxy.  None of such Securityholder’s Subject Securities are subject to any voting agreement on the date of this Agreement, except pursuant to this Agreement.  Such Securityholder further represents that any proxies heretofore given in respect of the Subject Securities, if any, are revocable, and hereby revokes such proxies.

(f) Absence of Litigation.  With respect to such Securityholder, as of the date hereof, there is no action, suit, investigation or proceeding pending against, or, to the knowledge of such Securityholder, threatened against or otherwise affecting, such Securityholder or any of its or his properties or assets (including such Securityholder’s Subject Securities) that could reasonably be expected to impair the ability of such Securityholder to perform his or its obligations hereunder or to consummate the transactions contemplated hereby on a timely basis.

(g) Reliance.  Such Securityholder understands and acknowledges that Parent is entering into the Merger Agreement in reliance upon such Securityholder’s execution, delivery and performance of this Agreement.

(h) Finders’ Fees.  No investment banker, broker, finder or other intermediary is entitled to a fee or commission from Parent or the Company in respect of this Agreement based upon any arrangement or agreement made by or on behalf of such Securityholder in his capacity as such (and, for the avoidance of doubt, not as a director or officer of the Company).

SECTION 6 . Representations and Warranties of Parent and Purchaser.  Each of Parent and Purchaser, jointly and severally, hereby represents and warrants, as of the date hereof and as of the Acceptance Time, to the Securityholders as follows:

(a) Authorization; Validity of Agreement; Necessary Action.  Each of Parent and Purchaser is a corporation duly incorporated, validly existing and, to the extent such concept is applicable, in good standing under the laws of its jurisdiction of incorporation and has all corporate power and authority to carry on its business as now conducted.  The execution, delivery and performance by Parent and Purchaser of this Agreement and the consummation by Parent and Purchaser of the transactions contemplated hereby are within the corporate powers of Parent and Purchaser and have been duly authorized by all necessary corporate action.  This Agreement constitutes a valid and binding agreement of each of Parent and Purchaser, enforceable against Parent and Purchaser in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws affecting creditors’ rights generally and general principles of equity).

(b) Governmental Authorization.  The execution, delivery and performance by Parent and Purchaser of this Agreement and the consummation by Parent and Purchaser of the transactions contemplated hereby require no action by or in respect of, or filing with, any Governmental Authority, other than (i) the filing of a certificate of merger with respect to the Merger with the Delaware Secretary of State and appropriate documents with the relevant authorities of other states in which Parent is qualified to do business, (ii) compliance with any applicable requirements of the 1933 Act, the 1934 Act and any other state or federal securities laws, (iii) compliance with and filings under the Hart-Scott-Rodino Act and other competition laws, and (iv) any actions or filings the absence of which would not have, individually or in the aggregate, a material adverse effect on the ability of Parent and Purchaser to perform their obligations under this Agreement.

(c) Non-Contravention.  The execution, delivery and performance by Parent and Purchaser of this Agreement and the consummation by Parent and Purchaser of the transactions contemplated hereby do not and will not (i) contravene, conflict with, or result in any violation or breach of any provision of the certificate of incorporation, bylaws or other governance documents of Parent or Purchaser, (ii) assuming compliance with the matters referred to in Section 6(b), contravene, conflict with, or result in a violation or breach of any provision of any Applicable Law, (iii) assuming compliance with the matters referred to in Section 6(b), require any consent or other action by any Person under, constitute a default, or an event that, with or without notice or lapse of time or both, would constitute a default, under, or cause or permit the termination, cancellation, acceleration or other change of any right or obligation or the loss of any benefit to which Parent or any of its Subsidiaries is entitled under any provision of any agreement or other instrument binding upon Parent or any of its Subsidiaries or any license, franchise, permit, certificate, approval or other similar authorization affecting, or relating in any way to, the assets or business of the Parent and its Subsidiaries or (iv) result in the creation or imposition of any Lien on any asset of the Parent or any of its Subsidiaries, with only such exceptions, in the case of each of clauses (ii) through (iv), as would not have, individually or in the aggregate, a material adverse effect on the ability of Parent and Purchaser to perform their obligations under this Agreement.

SECTION 7 . Acquisition Proposals.  Each Securityholder hereby agrees, subject to Section 14(n), that neither it nor any of its affiliated investment funds or vehicles shall, nor shall such Securityholder or any of its affiliated investment funds or vehicles authorize or permit any of its or their officers, directors or employees to, and each Securityholder shall use its reasonable best efforts to cause its and its affiliated investment funds and vehicles respective investment bankers, attorneys, accountants, consultants or other agents or advisors, acting on behalf of such Securityholder, not to, directly or indirectly, (i) submit, solicit, initiate or take any action to knowingly facilitate or encourage the submission of any Acquisition Proposal, (ii) enter into or participate in any discussions or negotiations regarding an Acquisition Proposal, or furnish any information relating to the Company or any of its Subsidiaries or afford access to the business, properties, assets, books or records of the Company or any of its Subsidiaries to any Third Party that is seeking (to the knowledge of such Securityholder) to make, or has made, an Acquisition Proposal or (iii) enter into any agreement in principle, letter of intent, term sheet, merger agreement, purchase agreement, acquisition agreement, option agreement or other similar instrument relating to an Acquisition Proposal.

SECTION 8 . Merger Completed after Termination of Offer.

(a) Each Securityholder hereby agrees, if the Merger is completed:

(i) to accept in full satisfaction for each 2005 Warrant held by such Securityholder (other than any 2005 Warrants previously tendered and accepted in the Offer): (A) an amount in cash equal to the amount, if any, by which $30.50 exceeds the exercise price of such 2005 Warrant, multiplied by the number of Company Shares subject to such 2005 Warrant, and (B) the right to receive the CVR Portion with respect to each of the total number of Company Shares that would have been issuable upon conversion in full of such 2005 Warrant as of immediately prior to the Acceptance Time or Effective Time, as the case may be.  Effective upon the consummation of the Merger, each Securityholder will surrender each 2005 Warrant held by it, for no consideration except as specified in this Section 8(a)(i);

(ii) to accept in full satisfaction for each 2006 Warrant held by such Securityholder (other than any 2006 Warrants previously tendered and accepted in the Offer): (A) an amount in cash equal to the amount, if any, by which $30.68 exceeds the exercise price of such 2006 Warrant multiplied by the number of Company Shares subject to such 2006 Warrant, and (B) the right to receive the CVR Portion with respect to each of the total number of Company Shares that would have been issuable upon conversion in full of such 2006 Warrant as of immediately prior to the Acceptance Time or Effective Time, as the case may be.  Effective upon the consummation of the Merger, each Securityholder will surrender each 2006 Warrant held by it, for no consideration except as specified in this Section 8(a)(ii);

(iii) to accept in full satisfaction for each 2008 Warrant held by such Securityholder (other than any 2008 Warrants previously tendered and accepted in the Offer): (A) an amount in cash equal to the amount, if any, by which $30.00 exceeds the exercise price of such 2008 Warrant multiplied by the number of Company Shares subject to such 2008 Warrant, and (B) the right to receive the CVR Portion with respect to each of the total number of Company Shares that would have been issuable upon conversion in full of such 2008 Warrant as of immediately prior to the Acceptance Time or Effective Time, as the case may be.  Effective upon the consummation of the Merger, each Securityholder will surrender each 2008 Warrant held by it, for no consideration except as specified in this Section 8(a)(iii); and

(iv) to accept in full satisfaction for each 2009 Warrant held by such Securityholder (other than any 2009 Warrants previously tendered and accepted in the Offer): (A) an amount in cash equal to the amount, if any, by which $30.00 exceeds the exercise price of such 2009 Warrant multiplied by the number of Company Shares subject to such 2009 Warrant, and (B) the right to receive the CVR Portion with respect to each of the total number of Company Shares that would have been issuable upon conversion in full of such 2009 Warrant as of immediately prior to the Acceptance Time or Effective Time, as the case may be.  Effective upon the consummation of the Merger, each Securityholder will surrender each 2009 Warrant held by it, for no consideration except as specified in this Section 8(a)(iv).

(b) Each Securityholder hereby irrevocably consents, effective upon the Effective Time, to the cancellation of each of their Company Notes and the conversion of each such Company Note into the right to receive only the Company Note Payment Amount as provided in the Merger Agreement.  Each Securityholder hereby agrees, if the Merger is completed, to accept in full satisfaction for each Company Note held by such Securityholder (other than any Company Notes previously tendered and accepted in the Offer): (i) an amount in cash equal to $30.00 multiplied by the number of Company Shares that would have been issuable upon conversion in full of such Company Note immediately prior to the Effective Time, (ii) the right to receive the CVR Portion with respect to each of the total number of Company Shares that would have been issuable upon conversion in full of the Company Note as of immediately prior to the Effective Time, and (iii) an amount equal to any accrued but unpaid interest thereon.  Effective upon the consummation of the Merger, each Securityholder will surrender each Company Note held by it, for no consideration except as specified in this Section 8(b).

SECTION 9 .  No Proxies for or Encumbrances on Subject Securities.

(a) Except pursuant to the terms of this Agreement, during the Agreement Period, no Securityholder shall (nor permit any Person under such Securityholder’s control to), without the prior written consent of Parent, directly or indirectly, (i) grant any proxies, powers of attorney, rights of first offer or refusal or enter into any voting trust, (ii) sell (including short sell), assign, transfer, tender, pledge, encumber, grant a participation interest in, hypothecate or otherwise dispose of (including by gift) (each, a “Transfer”), (iii) otherwise permit any Liens to be created on, or (iv) enter into any contract, agreement, option, instrument or other arrangement or understanding with respect to the direct or indirect Transfer of, any Subject Securities.  No Securityholder shall, and shall not permit any Person under such Securityholder’s control or any of its or their respective representatives to, seek or solicit any such Transfer or any such contract, agreement, option, instrument or other arrangement or understanding.

(b) Notwithstanding the above, Section 9(a) shall not prohibit a transfer of Subject Securities by Securityholder:  (a) if Securityholder is an individual (i) to any member of Securityholder’s immediate family, or to a trust for the benefit of Securityholder or any member of Securityholder’s immediate family, or for purely charitable purposes, or (ii) upon the death of Securityholder; (b) if Securityholder is a limited partnership or limited liability company, to a partner or member of Securityholder or (c) if Securityholder is a corporation, to an affiliate under common control with Securityholder; provided, however, that a transfer referred to in this Section shall be permitted only if, as a precondition to such transfer, the transferee executes a joinder to this Agreement pursuant to which such transferee agrees to be bound by all of the terms of this Agreement.

(c) Each Securityholder hereby authorizes Parent to direct the Company to impose stop orders to prevent the Transfer of any Subject Securities on the books of the Company in violation of this Agreement.

SECTION 10 . Waiver of Appraisal Rights.  Each Securityholder hereby irrevocably waives any and all rights such Securityholder may have as to appraisal, dissent or any similar or related matter with respect to any of such Securityholder’s Subject Shares that may arise with respect to the Merger or any of the transactions contemplated by the Merger Agreement, including, without limitation, under Section 262 of Delaware Law.

SECTION 11 .  Notices of Certain Events.  Each Securityholder shall notify Parent of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of such Securityholder set forth in Section 5.  Parent shall notify each Securityholder of any development occurring after the date hereof that causes, or that would reasonably be expected to cause, any breach of any of the representations and warranties of Parent set forth in Section 6.

SECTION 12 .  Further Assurances.  Parent and each Securityholder will each execute and deliver, or cause to be executed and delivered, all further documents and instruments and use their respective reasonable best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable under Applicable Laws and regulations, to perform their respective obligations under this Agreement.

SECTION 13 .  Certain Adjustments.  In the event of a stock split, stock dividend or distribution, or any change in the Shares by reason of a stock split, reverse stock split,

recapitalization, combination, reclassification, readjustment, exchange of shares or the like, the term “Subject Securities” shall be deemed to refer to and include such shares as well as all such stock dividends and distributions and any securities into which or for which any or all of such shares may be changed or exchanged.

SECTION 14 .  Miscellaneous.

(a) Notices.  Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

If to Parent or Purchaser:

David F. Solomon
Senior Vice President, Corporate Development
and Strategic Planning
Forest Laboratories, Inc.
909 Third Avenue
New York, New York 10022
Facsimile No.  (212) 224-6740

with copies (that shall not constitute notice) to:

Herschel S. Weinstein
Vice President – General Counsel
Forest Laboratories, Inc.
909 Third Avenue
New York, New York 10022
Facsimile No.  (212) 224-6740

and

Andrew W. Ment
Covington & Burling LLP
The New York Times Building
620 Eighth Avenue
New York, New York 10018
Facsimile No.  (646) 441-9012

If to a Securityholder, to his, her or its address set forth on a signature page hereto, with a copy to:

[•]

All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. in the place of receipt and such day is a business day in the place of receipt.  Otherwise, any such notice, request or communication shall be deemed not to have been received until the next succeeding business day in the place of receipt.

(b) Amendment and Waivers.

(i) Any provision of this Agreement may be amended or waived during the Agreement Period if, but only if, such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective.

(ii) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by Applicable Law.

(c) Binding Effect; Benefit; Assignment.

(i) The provisions of this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.  No provision of this Agreement is intended to confer any rights, benefits, remedies, obligations or liabilities hereunder upon any Person other than the parties hereto and their respective successors and assigns.

(ii) Neither any Securityholder, on the one hand, nor Parent, on the other hand, may assign this Agreement or any of his or its rights, interests or obligations hereunder (whether by operation of Applicable Law or otherwise) without the prior written approval of Parent or such Securityholder, as applicable, except that Parent may transfer or assign its rights and obligations under this Agreement, in whole or from time to time in part, to one or more of its Affiliates at any time; provided that such transfer or assignment shall not relieve Parent of its obligations under this Agreement.

(d) Termination.  This Agreement shall automatically terminate and become void and of no further force or effect on the earlier of (i) the termination of this Agreement by written notice from Parent to the Securityholders or (ii) the termination of the Merger Agreement (the period from the date hereof through such time being referred to as the “Agreement Period”); provided that (A) Sections 14(a), 14(b), 14(e), 14(h), 14(m), and (14)(n) shall survive such termination and (B) no such termination shall relieve or release any Securityholder or Parent from any obligations or liabilities arising out of his or its breach of this Agreement prior to its termination.  For the avoidance of doubt, this Agreement does not terminate upon a Change in Recommendation unless the Merger Agreement is terminated.

(e) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(i) This Agreement is made under, and shall be construed and enforced in accordance with, the laws of the State of Delaware applicable to agreements made and to be performed solely therein, without giving effect to principles of conflicts of law.  Each of the parties hereto (a) consents to submit itself to the exclusive personal jurisdiction of the Court of Chancery of the State of Delaware, New Castle County, or, if that court does not have jurisdiction, a state or federal court sitting in Wilmington, Delaware in any action or proceeding arising out of or relating to this Agreement, (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in any such court, (c) shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (d) shall not bring any action or proceeding arising out of or relating to this Agreement in any other court.  Each of the parties hereto waives any defense of inconvenient forum to the maintenance of any action or proceeding so brought and waives any bond, surety or other security that might be required of any other person with respect thereto.  Any party hereto may make service on another party by sending or delivering a copy of the process to the party to be served at the address and in the manner provided for the giving of notices in Section 14(a).  Nothing in this Section 14(e)(i), however, shall affect the right of any person to serve legal process in any other manner permitted by law.

(ii) EACH OF THE PARTIES HERETO HEREBY KNOWINGLY AND VOLUNTARILY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS.  Each of the parties hereto (a) certifies that no Representative of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement and the Transactions, as applicable, by, among other things, the mutual waivers and certifications in this Section 14(e).

(f) Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.  In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

(g) Specific Performance.  Each of the parties hereto agrees that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that, in addition to any other remedy that a party hereto may have under law or in equity, and notwithstanding any other provision of this Agreement, any party hereto shall be entitled to injunctive relief to prevent any breach or threatened breach of this Agreement and to enforce specifically the terms and provisions hereof.

(h) Expenses.  All costs and expenses incurred in connection with this Agreement shall be paid by or on behalf of the party incurring such cost or expense.

(i) Counterparts; Effectiveness.  This Agreement may be executed and delivered (including by facsimile or other form of electronic transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

(j) Entire Agreement.  This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof.

(k) Interpretation.

(i) The descriptive headings contained in this Agreement are included for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

(ii) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

(iii) Unless otherwise indicated, all references herein to Sections, Annexes, Exhibits or Schedules shall be deemed to refer to Sections, Annexes, Exhibits or Schedules of or to this Agreement, as applicable.

(iv) Unless otherwise indicated, the words “include,” “includes” and “including,” when used herein, shall be deemed in each case to be followed by the words “without limitation.”

(v) All references in this Agreement to “$” are intended to refer to U.S. dollars.

(l) No Presumption.  The parties hereto agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

(m) Obligations.  The obligations of each Securityholder under this Agreement are several and not joint, and no Securityholder shall have any liability or obligation under this Agreement for any breach hereunder by any other Securityholder.

(n) Securityholder Capacity.  Each Securityholder is signing and entering this Agreement solely in his capacity as the beneficial owner of Subject Securities, and nothing herein shall limit or affect in any way any actions that may be hereafter taken by him in his capacity as an employee, officer or director of the Company or any Subsidiary of the Company.

(o) Non-Survival of Representations and Warranties.  None of the representations and warranties in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time.

(p) Waiver.  Each Securityholder hereby irrevocably waives the right to receive any accrued and unpaid interest on the Conversion Amounts (as defined in the Company Notes) upon any conversion of such Company Notes whether prior to, at, or following the Acceptance Date or the Effective Time.

[The next page is the signature page]

The parties hereto have executed this Tender and Support Agreement as of the date first written above.

FL HOLDING CV

By:	FL International LLC, its General Partner

By:	/s/ Howard Solomon
Name: Howard Solomon
Title: President

MAGNOLIA ACQUISITION CORP.

By:	/s/ David F. Solomon
Name: David F. Solomon
Title: Vice-President

[Securityholder Signatures Begin on the Next Page]

SECURITYHOLDER

		KIRKFIELD, L.L.C.		R.J. KIRK DECLARATION OF TRUST
By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk
	Name: Randal J. Kirk		Name: Randal J. Kirk		Name: Randal J. Kirk
	Address: 1881 Grove Ave Radford, VA 24141		Title: Manager, Third Security, LLC, which is the Manager of Kirkfield, L.L.C. Address: 1881 Grove Ave Radford, VA 24141		Title: Trustee Address: 1881 Grove Ave Radford, VA 24141

NEW RIVER MANAGEMENT II, LP		NEW RIVER MANAGEMENT III, LP		NEW RIVER MANAGEMENT V, LP
By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk
	Name: Randal J. Kirk		Name: Randal J. Kirk		Name: Randal J. Kirk
Title: Manager, Third Security, LLC, which is the Manager of Third Security Capital Partners, LLC, which is the General Partner of New River Management II, LP Address: 1881 Grove Ave Radford, VA 24141
Title: Manager, Third Security, LLC, which is the Manager of Third Security Capital Partners III, LLC, which is the General Partner of New River Management III, LP
Address:
1881 Grove Ave
Radford, VA 24141

Title: Manager, Third Security, LLC, which is the Manager of Third Security Capital Partners V, LLC, which is the General Partner of New River Management V, LP
Address:
1881 Grove Ave
Radford, VA 24141

THIRD SECURITY INCENTIVE 2008 LLC		THIRD SECURITY STAFF 2008 LLC		THIRD SECURITY SENIOR STAFF 2008 LLC
By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk
	Name: Randal J. Kirk		Name: Randal J. Kirk		Name: Randal J. Kirk
	Title: Manager Address: 1881 Grove Ave Radford, VA 24141		Title: Manager Address: 1881 Grove Ave Radford, VA 24141		Title: Manager Address: 1881 Grove Ave Radford, VA 24141

SECURITYHOLDER

THIRD SECURITY STAFF 2001 LLC		JPK 2008, LLC		JPK 2009, LLC
By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk
	Name: Randal J. Kirk		Name: Randal J. Kirk		Name: Randal J. Kirk
	Title: Manager Address: 1881 Grove Ave Radford, VA 24141		Title: Manager, Third Security, LLC, which is the Manager of JPK 2008, LLC Address: 1881 Grove Ave Radford, VA 24141		Title: Manager, Third Security, LLC, which is the Manager of JPK 2009, LLC Address: 1881 Grove Ave Radford, VA 24141

MGK 2008, LLC		MGK 2009, LLC		ZSK 2008, LLC
By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk
	Name: Randal J. Kirk		Name: Randal J. Kirk		Name: Randal J. Kirk
	Title: Manager, Third Security, LLC, which is the Manager of MGK 2008, LLC Address: 1881 Grove Ave Radford, VA 24141		Title: Manager, Third Security, LLC, which is the Manager of MGK 2009, LLC Address: 1881 Grove Ave Radford, VA 24141		Title: Manager, Third Security, LLC, which is the Manager of ZSK 2008, LLC Address: 1881 Grove Ave Radford, VA 24141

ZSK 2009, LLC		LOTUS CAPITAL (2000) COMPANY, INC.
By:	/s/ Randal J. Kirk	By:	/s/ Randal J. Kirk
	Name: Randal J. Kirk		Name: Randal J. Kirk
	Title: Manager, Third Security, LLC, which is the Manager of ZSK 2009, LLC Address: 1881 Grove Ave Radford, VA 24141		Title: President Address: Dept 391, 2644 Capitol Trl. Suite 300 Newark, DE 19711

SECURITYHOLDER
By:	/s/ Larry D. Horner
Name: Larry D. Horner Address: Normal Mail - 58E San Ysidro Blvd, San Ysidro, CA 92173 Legal Address and Express Mail - Lot 24 Caleta Palmilla 23400 San Jose del Cabo, BCS Mexico

SECURITYHOLDER
By:	/s/ Burton Sobel
Name: Burton Sobel Address: 208 South Park Drive Colchester, VT 05446

SECURITYHOLDER
By:	/s/ Andrew Fromkin
Name: Andrew Fromkin Address: Andrew Fromkin 231 Yellowknife Rd Morganville, NJ 07751

SECURITYHOLDER
By:	/s/ Arthur B. Malman
Name: Arthur B. Malman Address: 1165 Park Ave New York, NY 10128

SECURITYHOLDER
By:	/s/ Richard Wallace
Name: Richard Wallace Address: 1578 SE Ballantrae Ct Port St Lucie, FL 34952

SECURITYHOLDER
By:	/s/ Scott Tarriff
Name: Scott Tarriff Address:

SECURITYHOLDER
By:	/s/ James P. Shaffer
Name: James P. Shaffer Address: 12916 Anglewood Ct Raleigh, NC 27614 (919) 345 - 4256

SECURITYHOLDER
By:	/s/ Carol Reed
Name: Carol Reed Address: 70 Tawney Drive Bethany, CT 06524

SECURITYHOLDER
By:	/s/ C. Evan Ballantyne
Name: C. Evan Ballantyne Address: 27 Hearthstone Rd. Hopkinton, MA 01748 USA

SECURITYHOLDER
By:	/s/ Caesar J. Belbel
Name: Caesar J. Belbel Address: 21 Penniman Road Brookline, MA 02445-4127

Name of Signatory: Randal J. Kirk, including all affiliates listed below
Subject Security	Principal Amount	Exercise / Conversion Price	Number of Shares Subject to Subject Security
Shares	N/A	N/A	11,010,882
Company Notes	$50,000,000	$8.1825	6,110,599
2005 Warrants	N/A	N/A	N/A
2006 Warrants	N/A	N/A	N/A
2008 Warrants	N/A	$16.44	757,461
2009 Warrants	N/A	$8.120 / $9.744	3,055,300
Options	N/A	N/A	N/A
Total			20,934,242

Randal J. Kirk affiliates:

New River Management V, LP
RJK, L.L.C.
R.J. Kirk Declaration of Trust
JPK 2008, LLC
JPK 2009, LLC
MGK 2008, LLC
MGK 2009, LLC
Randal J Kirk (2000) Limited Partnership
ZSK 2008, LLC
ZSK 2009, LLC
Lotus Capital (2000) Co., Inc.
Kirkfield, LLC
Third Security Incentive 2008 LLC
Third Security Senior Staff 2008 LLC
Third Security Staff 2008 LL

Name of Signatory: Larry Horner

Subject Security	Principal Amount	Exercise / Conversion Price	Number of Shares Subject to Subject Security
Shares	N/A	N/A	159,522
Company Notes	N/A	N/A	N/A
2005 Warrants	N/A	N/A	N/A
2006 Warrants	N/A	N/A	N/A
2008 Warrants	N/A	N/A	N/A
2009 Warrants	N/A	N/A	N/A
Options	N/A	$23.03	15,000
Total			174,522

Name of Signatory: Burton E. Sobel

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		N/A
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	90,000
		$11.93	15,000
		$9.87	15,000
		$23.03	15,000
		$16.00	15,000
		$15.41	15,000
		$16.16	15,000
		Option Total	90,000
Total				90,000

Name of Signatory: Andrew Fromkin

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		9,405
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	1,079,728
		$11.93	75,000
		$12.37	225,000
		$12.37	231,773
		$10.73	7,955
		$14.99	120,000
		$16.95	100,000
		$8.78	100,000
		$18.39	110,000
		$16.54	110,000
		Option Total	1,079,728
Total				1,089,133

Name of Signatory: Arthur B. Malman

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		66,054
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	$15.60		3,750
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	33,750
		$14.23	3,750
		$15.41	15,000
		$16.16	15,000
		Option Total	33,750
Total				103,554

Name of Signatory: Richard Wallace

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		N/A
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	60,000
		$23.03	15,000
		$16.00	15,000
		$15.41	15,000
		$16.16	15,000
		Option Total	60,000
Total				60,000

Name of Signatory: Scott Tarriff

Subject Security	Principal Amount	Exercise / Conversion Price	Number of Shares Subject to Subject Security
Shares	N/A	N/A	16,600
Company Notes	N/A	N/A	N/A
2005 Warrants	N/A	$15.60	7,500
2006 Warrants	N/A	N/A	N/A
2008 Warrants	N/A	N/A	N/A
2009 Warrants	N/A	N/A	N/A
Options	N/A	N/A	N/A
Total			24,100

Name of Signatory:  James Shaffer

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		1,000
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	220,000
		$14.73	67,500
		$22.63	7,500
		$8.78	25,000
		$18.39	15,000
		$18.97	20,000
		$14.91	10,000
		$16.54	75,000
		Option Total	220,000
Total				221,000

Name of Signatory: Carol Reed

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		2,437
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	455,864
		$133.54	975
		$46.15	146
		$46.97	975
		$26.25	4,778
		$38.36	2,048
		$22.57	1,194
		$22.57	7,092
		$11.93	18,000
		$11.93	10,656
		$12.37	45,000
		$14.99	45,000
		$16.95	75,000
		$8.78	75,000
		$18.39	85,000
		$16.54	85,000
		Option Total	455,864
Total				458,301

Name of Signatory: C. Evan Ballantyne

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		5,600
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	385,000
		$8.65	75,000
		$14.99	45,000
		$16.95	50,000
		$8.78	65,000
		$18.39	75,000
		$16.54	75,000
		Option Total	385,000
Total				390,600

Name of Signatory:  Caesar Belbel

Subject Security	Principal Amount	Exercise / Conversion Price		Number of Shares Subject to Subject Security
Shares	N/A	N/A		N/A
Company Notes	N/A	N/A		N/A
2005 Warrants	N/A	N/A		N/A
2006 Warrants	N/A	N/A		N/A
2008 Warrants	N/A	N/A		N/A
2009 Warrants	N/A	N/A		N/A
Options	N/A	Exercise Price	# of Options	492,604
		$3.21	1,059
		$14.23	12,000
		$11.93	75,000
		$12.37	90,000
		$10.73	4,545
		$14.99	45,000
		$16.95	50,000
		$8.78	65,000
		$18.39	75,000
		$16.54	75,000
		Option Total	492,604
Total				492,604